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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  January 8, 1997


                              AVIVA PETROLEUM INC.
             (Exact name of registrant as specified in its charter)


             TEXAS                       0-22258                75-1432205
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


     8235 DOUGLAS AVENUE,
    SUITE 400, DALLAS, TEXAS                                       75225
(Address of principal executive offices)                        (Zip Code)


                                 (214) 691-3464
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

     The press release dated January 8, 1997, that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


ITEM 7. EXHIBITS

c)   Exhibits

     20.1 Press release dated January 8, 1997, reporting on the Company's Colombian exploration and development operations.

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AVIVA PETROLEUM INC.



Date:  January 8, 1997                   /s/ James L. Busby
                                         -------------------------------------
                                         James L. Busby
                                         Treasurer and Secretary
                                         (principal financial and accounting
                                          officer)

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EXHIBITS

Number                            Description of Exhibit
------                            ----------------------

**20.1 Press release dated January 8, 1997, reporting on the Company's Colombian exploration and development operations.



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**  Filed Herewith

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